UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 10, 2014

Direxion Shares ETF Trust II

(Exact name of registrant as specified in its charter)

Delaware	001-36392	27-6710917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Daniel D. O’Neill

1301 Avenue of the Americas (6th Avenue),

35th Floor

New York, New York 10019

(866) 476-7523

(Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting.

On December 26, 2014 shares of the Direxion Daily Gold Bear 3X Shares (the “Fund”) will cease trading on the NYSE Arca, Inc. and be closed to new investors as of the close of regular trading. On or about December 30, 2014, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares. Between December 26, 2014 and December 30, 2014, there is no assurance that there will be a market for the Fund’s shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 10, 2014

Direxion Shares ETF Trust II

By:	Direxion Asset Management, LLC as Sponsor

By:	/s/ Daniel D. O’Neill
Daniel D. O’Neill Principal Executive Officer